                               AMENDMENT NO. 2 TO
                          PARTICIPATION AGREEMENT AMONG

                          AIM VARIABLE INSURANCE FUNDS,

                            A I M DISTRIBUTORS, INC.,

                   GE LIFE AND ANNUITY ASSURANCE COMPANY, AND

                         CAPITAL BROKERAGE CORPORATION

WHEREAS, AIM VARIABLE INSURANCE FUNDS, A I M DISTRIBUTORS, INC., GE LIFE AND ANNUITY ASSURANCE COMPANY on behalf of itself and its separate accounts, and CAPITAL BROKERAGE CORPORATION, have previously entered into a Participation Agreement dated March 2, 2000 (the "Agreement");

NOW, THEREFORE, the parties hereby agree as follows:

     1. Schedule A, is replaced in its entirety with the attached. (AMENDMENT NO. 1 to SCHEDULE A.)

     2. The Agreement, as supplemented by this AMENDMENT NO. 2 and the AMENDMENT NO. 1 to SCHEDULE A attached hereto, is ratified and confirmed effective April 29, 2005.

GE LIFE AND ANNUITY ASSURANCE COMPANY on behalf of itself and its separate accounts


By: /s/ Geoffrey S. Stiff
    ---------------------------------
Name: Geoffrey S. Stiff
Title: Senior Vice President


CAPITAL BROKERAGE CORPORATION


By: /s/ Geoffrey S. Stiff
    ---------------------------------
Name: Geoffrey S. Stiff
Title: Senior Vice President


AIM VARIABLE INSURANCE FUNDS


By: /s/ Robert H. Graham
    ---------------------------------
Name: Robert H. Graham
Title: President


A I M DISTRIBUTORS, INC.


By: /s/ Gene L. Needles
    ---------------------------------
Name: Gene L. Needles
Title: President


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                          AMENDMENT NO. 1 TO SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Aggressive Growth Fund - Series I shares
AIM V.I. Basic Value Fund - Series II shares
AIM V.I. Blue Chip Fund - Series I shares
AIM V.I. Capital Appreciation Fund - Series I shares
AIM V.I. Capital Development Fund - Series I shares
AIM V.I. Core Equity Fund - Series I shares
AIM V.I. Government Securities Fund - Series I shares
AIM V.I. Growth Fund - Series I shares
AIM V.I. International Growth Fund - Series II shares
AIM V.I. Premier Equity Fund - Series I shares
AIM V.I. Technology Fund - Series I shares
AIM V.I. Utilities Fund - Series I shares

SEPARATE ACCOUNTS UTILIZING THE FUNDS

GE Capital Life Separate Account II
GE Capital Life Separate Account 4

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS UTILIZING THE FUNDS

GE Protection Plus
GE Legacy
GE Accumulator
GE Extra
GE Freedom
Savvy Investor
GE Choice/GE Foundation
GE Selections


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